UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

First Community Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V64946-P27019 FIRST COMMUNITY CORPORATION 5455 SUNSET BLVD. LEXINGTON, SC 29072 FIRST COMMUNITY CORPORATION Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on May 21, 2025 Vote by May 20, 2025 11:59 PM ET You invested in FIRST COMMUNITY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the 2025 Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2025. Get informed before you vote View the Notice & Proxy Statement/10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the materials by requesting prior to May 7, 2025. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 21, 2025 11:00 AM Eastern Time 5455 Sunset Blvd. Lexington, South Carolina 29072 Directions to attend the Annual Meeting can be found on our website, www.firstcommunitysc.com

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V64947-P27019 Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. 1a. To elect four Class I director nominees to serve for a term expiring in 2028. For Nominees: 01) Michael C. Crapps 02) Jan H. Hollar 03) Mickey E. Layden 04) Jane S. Sosebee 1b. To elect one Class II director nominee to serve for a term expiring in 2026. Nominee: 05) J. Ted Nissen 2. To approve the compensation of our named executive officers as disclosed in the proxy statement (this is a non-binding, advisory vote) (“Say-on-Pay”). For 3. To approve a non-binding resolution to determine whether shareholders should have a Say-on-Pay every one, two, or three years (“Say-on-Frequency”). 1 Year 4. To approve the First Community Corporation 2021 Omnibus Equity Incentive Plan, as Amended and Restated, to increase the number of shares of common stock authorized for issuance under the plan by 450,000 shares, from 225,000 shares to 675,000 shares. For 5. To ratify the appointment of Elliott Davis, LLC as our independent registered public accounting firm for 2025. For 6. To approve the adjournment, postponement or continuance of the annual meeting, if necessary and appropriate, to solicit additional proxies if there are insufficient votes at the time of the annual meeting to approve Proposal 4 set forth above, or if a quorum is not present at the time of the annual meeting (the “Adjournment Proposal”). For